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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    January 16, 2001

                           HOMEPLACE OF AMERICA, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                  0-30817                     34-1894948
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)

           3200 Pottery Drive
      Myrtle Beach, South Carolina                                 29579
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:   (843) 236-4606

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

        On January 16, 2001, HomePlace of America, Inc., a Delaware corporation ("HomePlace"), and its subsidiaries HomePlace Management, Inc., HomePlace Stores, Inc. and HomePlace Stores Two, Inc. filed for protection pursuant to Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the district of Delaware. HomePlace will be a debtor in possession in the proceeding that is captioned "In re Waccamaw's HomePlace, et al., Debtor" (Case No. 01-0181) and its operation of the business shall be subject to the supervision and orders of the Bankruptcy Court.

        A copy of an announcement dated as of January 17, 2001 is attached to this current Report on Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)    Exhibits.

Exhibit Number                               Description
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99.1                             Announcement dated January 17, 2001.




                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HOMEPLACE OF AMERICA, INC.

Date:   January 24, 2001                      /s/ Gregory K. Johnson
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                                              By:  Gregory K. Johnson
                                              Its: President and Chief Executive
                                                   Officer